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                                  EXHIBIT 10.6

                               FIRST AMENDMENT TO

                              AMENDED AND RESTATED

                            SECURITY ESCROW AGREEMENT


                                      242
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                               FIRST AMENDMENT TO
                 AMENDED AND RESTATED SECURITY ESCROW AGREEMENT
                                  ("AGREEMENT")

                                    RECITALS

      A. The termination date of the public offering of Common Shares of Baron Capital Trust has been extended from May 14, 1999 to November 30, 1999.

      B. This Agreement was based on the assumption that the termination date would be May 14, 1999.

      For good and valuable consideration, the parties hereto agree that the Agreement, made as of May 15, 1998, by and among Gregory K. McGrath, Robert S. Geiger, Baron Capital Trust, Baron Capital Properties, L.P. and American Stock Transfer and Trust Company be and is hereby further amended as follows:

      1. Paragraph 3.1, "November 30, 1999" shall be the "Share Determination Date" in place of "May 14, 1999."

      2. Exhibit A to the Agreement is amended by substituting "November 30, 1999" for "May 14, 1999."

Dated:  April 30, 1999                         BARON CAPITAL TRUST

/s/ Gregory K. McGrath                         By: /s/ Gregory K. McGrath
-------------------------                          -----------------------------
Gregory K. McGrath                             Gregory K. McGrath
                                               Chief Executive Officer


/s/ Robert S. Geiger                           BARON CAPITAL PROPERTIES, L.P.
-------------------------
Robert S. Geiger

                                      By:      /s/ Gregory K. McGrath
                                               ---------------------------------
                                               Gregory K. McGrath
                                               Chief Executive Officer


                                               AMERICAN STOCK TRANSFER
                                                 & TRUST COMPANY

                                      By:      /s/ Herbert J. Lemmer
                                               ---------------------------------
                                               Herbert J. Lemmer, Vice President